SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    July 25, 2001
                                                       -------------------


                             CORECOMM LIMITED
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                      000-31359                     23-3032245
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8485
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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     On July 25, 2001,  CoreComm  Limited issued a press release  announcing its receipt, on July 23, 2001, of a Nasdaq Staff Determination indicating that the Company is subject to delisting from the Nasdaq National Market. The Company further announced that it will seek a hearing from Nasdaq, pending which the Company's shares of common stock will continue to trade on the Nasdaq National Market.

     A copy of the press release referenced herein is attached as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.
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           Exhibits

99.1       Press release, issued July 25, 2001.

                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CORECOMM LIMITED
                                        (Registrant)

                                        By: /s/  Richard J. Lubasch
                                        ----------------------------------
                                        Name:    Richard J. Lubasch
                                        Title:   Senior Vice President-
                                                 General Counsel


Dated: July 25, 2001

                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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99.1     Press release, issued July 25, 2001

                                                                    Exhibit 99.1
[CORECOMM LOGO]

FOR IMMEDIATE RELEASE



                 CORECOMM LIMITED ANNOUNCES NOTICE OF DELISTING

     New York (July 25, 2001) CoreComm Limited (NASDAQ: COMM) (the "Company") today announced that on July 23, 2001, it received a Nasdaq Staff Determination indicating that the Company failed to comply with the minimum bid price requirement for continued listing, and is subject to delisting from the Nasdaq National Market. The Company intends to file a request for a hearing before Nasdaq Listing Qualifications Panel to review the Nasdaq Staff Determination. Pending such hearing, the Company's common stock will continue to trade on the Nasdaq National Market. There can be no assurance that the Company will prevail at the hearing, and that its common stock will not be delisted from the Nasdaq National Market.


                                  * * * * * *

Contact: CoreComm Limited:

Michael Peterson, Vice President - Corporate Development
212-906-8485